UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 2, 2020
Commission File Number 1-13610
CIM COMMERCIAL TRUST CORPORATION
(Exact name of registrant as specified in its charter)

Maryland	75-6446078
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)
17950 Preston Road, Suite 600, Dallas, TX 75252	(972) 349-3200
(Address of Principal Executive Offices)	(Registrant's telephone number)
None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	CMCT	Nasdaq Global Market
Common Stock, $0.001 Par Value	CMCT-L	Tel Aviv Stock Exchange
Series L Preferred Stock, $0.001 Par Value	CMCTP	Nasdaq Global Market
Series L Preferred Stock, $0.001 Par Value	CMCTP	Tel Aviv Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 1.01 Entry into a Material Definitive Agreement
On September 2, 2020 (the “Effective Date”), certain subsidiaries (the “Subsidiary Borrowers”) of CIM Commercial Trust Corporation (“CMCT”) entered into a Modification Agreement (the “Modification Agreement”), among the Subsidiary Borrowers, the lenders party thereto (the “Lenders”) and JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”).
The Modification Agreement modifies the Credit Agreement (the “Credit Agreement”), dated as of October 30, 2018, among the Subsidiary Borrowers, the Lenders and the Administrative Agent, to, among other things: (i) modify the calculation of the borrowing base for the period beginning on the Effective Date through and including the date of delivery of the Subsidiary Borrowers’ compliance certificate for the fiscal quarter ended June 30, 2021 (unless terminated earlier in accordance with the terms of the Modification Agreement) (the “Deferral Period”) with respect to two of CMCT’s properties to mitigate the effects of COVID-19; (ii) increase the rate of interest applicable to loans made under the Credit Agreement during the Deferral Period; (iii) add a liquid assets maintenance covenant, tested as of the end of each fiscal quarter during the Deferral Period; and (iv) permanently reduce commitments under the Credit Agreement to $209,500,000.
The foregoing description of the Modification Agreement does not purport to be complete and is qualified in its entirety by reference to the Modification Agreement, which is filed as Exhibit 10.1 to this current report on Form 8-K and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits

Exhibit Number	Exhibit Description
10.1
Modification Agreement, dated as of September 2, 2020, among certain subsidiary borrowers of CIM Commercial Trust Corporation, each Lender party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CIM COMMERCIAL TRUST CORPORATION
Dated: September 3, 2020	By:	/s/ NATHAN D. DEBACKER Nathan D. DeBacker Chief Financial Officer